                                 EXHIBIT 10.19


                          LOAN AND SECURITY AGREEMENT

                                by and between

                                 USTRAILS INC.

                         NATIONAL AMERICAN CORPORATION

                             THOUSAND TRAILS, INC.

                                    and the

                       Party Borrowers Signatory Hereto

                                      and

                         FOOTHILL CAPITAL CORPORATION

                           Dated as of July 10, 1996

                               TABLE OF CONTENTS

                                                                              Page(s)
                                                                              -------
     1. DEFINITIONS AND CONSTRUCTION.........................................  1
          1.1 Definitions....................................................  1
          1.2 Accounting Terms............................................... 15
          1.3 Code........................................................... 15
          1.4 Construction................................................... 15
          1.5 Schedules and Exhibits......................................... 16
     2. INTENTIONALLY DELETED................................................ 16
     3. LOAN AND TERMS OF PAYMENT............................................ 16
          3.1 Revolving Advances............................................. 16
          3.2 Account Loan................................................... 17
          3.3 Term Loan...................................................... 17
          3.4 Overadvances................................................... 17
          3.5 Interest: Rate, Payments, and Calculations..................... 17
          3.6 Crediting Payments; Application of Collections................. 19
          3.7 Statements of Obligations...................................... 19
          3.8 Fees........................................................... 19
     4. CONDITIONS; TERM OF AGREEMENT........................................ 21
          4.1 Conditions Precedent to the Initial Advance to Borrower........ 21
          4.2 Conditions Precedent to All Advances........................... 23
          4.3 Term........................................................... 24
          4.4 Effect of Termination.......................................... 24
          4.5 Early Termination or Paydown by Borrower....................... 24
          4.6 Termination Upon Event of Default.............................. 24
          4.7 Post Closing Date Obligations of Borrower...................... 25
     5. CREATION OF SECURITY INTEREST........................................ 25
          5.1 Grant of Security Interest..................................... 25
          5.2 Negotiable Collateral.......................................... 26
          5.3 Collection of Accounts, General Intangibles, Negotiable
               Collateral.................................................... 26
          5.4 Sales of Portions of the Real Property; Application of
               Proceeds...................................................... 26
          5.5 Delivery of Additional Documentation Required.................. 27
          5.6 Power of Attorney.............................................. 28
          5.7 Right to Inspect............................................... 28
     6. REPRESENTATIONS AND WARRANTIES....................................... 28
          6.1 No Prior Encumbrances.......................................... 28
          6.2 Eligible Accounts.............................................. 29
          6.3 Location of Chief Executive Office; FEIN....................... 29
          6.4 Borrower's Corporate Ownership................................. 29
          6.5 Due Organization and Qualification............................. 29
          6.6 Due Authorization; No Conflict................................. 29
          6.7 Litigation..................................................... 29

          6.8 No Material Adverse Change in Financial Condition.............  30
          6.9 Solvency......................................................  30
          6.10 Employee Benefits............................................  30
          6.11 Environmental Condition......................................  31
          6.12 Compliance With The ADA......................................  31
          6.13 Real Property................................................  31
          6.14 Intentionally Deleted........................................  32
          6.15 Inter-Company Indebtedness...................................  32
          6.16 Reliance by Foothill; Cumulative.............................  32
     7. AFFIRMATIVE COVENANTS...............................................  33
          7.1 Accounting System.............................................  33
          7.2 Collateral Reports............................................  33
          7.3 Schedules of Accounts.........................................  33
          7.4 Financial Statements, Reports, Certificates...................  33
          7.5 Tax Returns...................................................  34
          7.6 Title to Equipment............................................  34
          7.7 Maintenance of Equipment......................................  35
          7.8 Taxes.........................................................  35
          7.9 Insurance.....................................................  35
          7.10 Financial Covenants..........................................  36
          7.11 No Setoffs or Counterclaims..................................  37
          7.12 Compliance with Laws.........................................  37
          7.13 Employee Benefits............................................  37
          7.14 Environmental Condition......................................  38
          7.15 Compliance With The ADA......................................  39
          7.16 Post Closing Date Issues.....................................  39
          7.17 The Real Property............................................  39
          7.18 Certificates of Title........................................  40
     8. NEGATIVE COVENANTS..................................................  40
          8.1 Indebtedness..................................................  40
          8.2 Liens.........................................................  41
          8.3 Restrictions on Fundamental Changes...........................  41
          8.4 Extraordinary Transactions and Disposal of Assets.............  41
          8.5 Change Name...................................................  41
          8.6 Guarantee.....................................................  41
          8.7 Restructure...................................................  42
          8.8 Prepayments...................................................  42
          8.9 Change of Control.............................................  42
          8.10 Capital Expenditures.........................................  42
          8.11 Distributions................................................  42
          8.12 Accounting Methods...........................................  42
          8.13 Investments..................................................  42
          8.14 Transactions with Affiliates.................................  42

          8.15 Suspension...................................................  43
          8.16 Compensation.................................................  43
          8.17 Use of Proceeds..............................................  43
     9. EVENTS OF DEFAULT...................................................  43
     10. FOOTHILL'S RIGHTS AND REMEDIES.....................................  45
          10.1 Rights and Remedies..........................................  45
          10.2 Remedies Cumulative..........................................  47
          10.3 Foreclosure Not A Discharge..................................  47
     11. WAIVERS; INDEMNIFICATION...........................................  48
          11.1 Demand; Protest; etc.........................................  48
          11.2 Foothill's Liability for Collateral..........................  48
          11.3 Indemnification..............................................  48
     12. TAXES AND EXPENSES REGARDING THE COLLATERAL........................  48
     13. NOTICES............................................................  49
     14. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.........................  49
     15. DESTRUCTION OF BORROWER'S DOCUMENTS................................  50
     16. GENERAL PROVISIONS.................................................  50
          16.1 Effectiveness................................................  50
          16.2 Successors and Assigns.......................................  50
          16.3 Section Headings.............................................  51
          16.4 Interpretation...............................................  51
          16.5 Severability of Provisions...................................  51
          16.6 Amendments in Writing........................................  51
          16.7 Counterparts.................................................  51
          16.8 Revival and Reinstatement of Obligations.....................  51
          16.9 Lending Relationship.........................................  52
          16.10 Joint and Several Liability of Borrower.....................  52
          16.11  Third Party Beneficiaries..................................  52
          16.12  Further Assurances with Respect to the Real Property.......  52
          16.13  Integration................................................  52
SCHEDULES...................................................................  61
SCHEDULE ERP................................................................  61
SCHEDULE KPML...............................................................  63
SCHEDULE RP DEF.............................................................  64
SCHEDULE P-1................................................................  76
SCHEDULE 4.1(G).............................................................  77
SCHEDULE 4.7................................................................  80
SCHEDULE 5.4................................................................  81
SCHEDULE 5.9................................................................  84
SCHEDULE 7.17(A)............................................................  92

     SCHEDULES
     ---------

     Schedule ERP             Excluded Real Property
     Schedule KPML            Known Prior Monetary Liens
     Schedule RP DEF          Real Property Definitions
     Schedule P-1             Permitted Liens
     Schedule 4.1(g)          Real Property to be Mortgaged at the Closing Date
     Schedule 4.7             Real Property to be Mortgaged Within Ninety Days
                              of Closing Date
     Schedule 5.4             Real Property to be Sold
     Schedule 5.9             Litigation
     Schedule 7.17(a)         Real Property to be Mortgaged on a Best Efforts
                              Basis

                                      iv

                          LOAN AND SECURITY AGREEMENT

                 This LOAN AND SECURITY AGREEMENT, is entered into as of July 10, 1996, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and USTRAILS INC., a Nevada corporation ("Trails"), NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NAC"), THOUSAND TRAILS, INC., a Washington corporation ("TTrails"), and the party borrowers signatory hereto: (each, individually and collectively, jointly and severally, a "Borrower"), with their chief executive office located at 2711 LBJ Freeway, Suite 200, Dallas, Texas, 75234.

                 The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.
          ----------------------------

          1.1    Definitions.  As used in this Agreement, the following terms
                 -----------
shall have the following definitions:

                 "Account Debtor" means any Person who is or who may become
                  --------------
obligated under, with respect to, or on account of an Account.

                 "Account Note" has the meaning set forth in Section 3.2 hereof.
                  ------------                               -----------

                 "Accounts" means all currently existing and hereafter arising
                  --------
accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the rendition of services by Borrower, or the sale of campground memberships, timeshare intervals and interests, undivided real estate interests, lots and other inventory, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

                 "Act" means all present and future laws, regulations, statutes,
                  ---
common law, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items of any federal, state, or local government, instrumentality, or body, as the same may be amended, modified, or supplemented from time to time and that are related to Hazardous Substances.

                 "ADA" means the Americans with Disabilities Act, 42 U.S.C.
                  ---
(S)(S)12101, et. seq., and all applicable rules and regulations promulgated thereunder.

                 "Advance" or "Advances" has the meaning set forth in Section
                  -------
3.1.

                 "Affiliate" means, as applied to any Person, any other Person
                  ---------
directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract, or otherwise.

                 "Agreement" means this Loan and Security Agreement and any
                  ---------
extensions, riders, supplements, schedules, amendments, or modifications to or in connection with this Loan and Security Agreement.

                 "Authorized Officer" means any officer of Borrower.
                  ------------------

                 "Average Unused Portion of Revolving Maximum Amount" means (a)
                  --------------------------------------------------
the Revolving Maximum Amount; less (b) the actual Daily Balance of advances made
                              ----
by Foothill under Section 3.1 that were outstanding during the immediately
                  -----------
preceding month.

                 "Bankruptcy Code" means the United States Bankruptcy Code (11
                  ---------------
U.S.C. S 101 et seq.), as amended, and any successor statute.
             ------

                 "Borrower" has the meaning set forth in the preamble to this
                  --------
Agreement.

                 "Borrower's Books" means all of Borrower's books and records
                  ----------------
including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; all membership and mailing lists; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

                 "Business Day" means any day which is not a Saturday, Sunday,
                  ------------
or other day on which national banks are authorized or required to close.

                 "Cash Equivalents" means (i) any evidence of Indebtedness with
                  ----------------
a maturity of two years or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United States of America
         --------
is pledged in support thereof, (ii) demand and time deposits and certificates of deposit or acceptance with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000, (iii) commercial paper with a maturity of 270 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investor Service, Inc.;
(iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; (v) overnight bank deposits and bankers acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is a local depository bank, provided
                                                                     --------
all deposits in the local depository bank
do not exceed $100,000 in the aggregate at any one time; (vii) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is a lender (or bank affiliate thereof) under this Agreement, provided all such deposits do not
                                         --------
exceed $5,000,000 in the aggregate at any one time; (viii) demand and time deposits and certificates of deposit with any commercial bank organized in the United States not meeting the qualifications specified in clause (ii) above, provided that such deposits and certificates support bond, letter of credit and
- --------
other similar types of obligations incurred in the ordinary course of business; and (ix) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through
(v) above.

                 "Cash Proceeds" means the cash or cash equivalents arising out
                  -------------
of the sale of any of Borrower's assets, including, without limitation, the Accounts, the Equipment, the General Intangibles, the Inventory, the Negotiable Collateral, the Real Property, and the Excluded Real Property.

                 "Change of Control" means (i) the sale, lease or transfer of
                  -----------------
all or substantially all of Trails' assets to any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)
(ii) the liquidation or dissolution of Trails, (iii) the time that Trails first determines or reasonably should have known that any "person" or "group" (as such terms are used for purposes of sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than SC Fundamental, Inc. and its Affiliates or the Existing Affiliates is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such "person" has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power in the aggregate of all classes of Capital Stock then outstanding of Trails normally entitled to vote in elections of directors or (iv) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of such period constituted the Board of Directors of Trails (together with any new directors whose election by such Board of whose nomination for election by the stockholders of Trails was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Trails then in office.

                 "Closing Date" means the date of the initial advance.
                  ------------

                 "Code" means the California Uniform Commercial Code.
                  ----

                 "Collateral" means each of the following: the Accounts;
                  ----------
Borrower's Books; the Cash Proceeds; the Equipment; the General Intangibles; the Inventory; the Negotiable Collateral; the Real Property; any money, or other assets of Borrower which now or hereafter come into the possession, custody, or control of Foothill; and the proceeds and products, whether tangible or intangible, of any of the foregoing including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrower's Books, Cash Proceeds, Equipment, General

Intangibles, Inventory, Negotiable Collateral, the Real Property, the Excluded Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof. For purposes of the Cultus Lake (BC) Property, Collateral additionally means all of Borrower's present and after-acquired personal property wherever situate including but not limited to goods (including inventory, equipment (equipment includes, without limitation, machinery, tools, apparatus, plant, furniture, fixtures, aircraft and vehicles of whatsoever nature and kind) but excluding consumer goods), chattel paper, documents of title, instruments, intangibles, money and securities.

                 "Daily Balance" means the amount of an Obligation owed at the
                  -------------
end of a given day.

                 "Defeasance Letter" means a letter, in form and substance
                  -----------------
reasonably satisfactory to Foothill, from Trustee respecting the amount necessary to defease the Indenture Secured Notes and obtain a termination or release of all of the security interests or liens existing in favor of Trustee in and to the properties or assets of Borrower.

                 "Dilution Paydown" means, as of the date of any determination,
                  ----------------
a mandatory principal paydown on the Account Note in an amount equal to One Dollar ($1.00) for each One Dollar ($1.00) by which "dilution" occurs. For purposes of this definition, "dilution" is equal to a comparison of two numbers at the date of any computation. The first number is a number representing (i) the face amount of the Account Note plus the Term Note at the Closing Date,
                                    ----
minus (ii) principal reductions made resulting from collections on the Accounts which existed on the Closing Date. The second number is an amount represented by multiplying the Eligible Accounts at the time of computation by seventy five percent (75%). To the extent that the second number is lower than the first number, the difference constitutes the mandatory Dilution Paydown.

                 "Early Paydown Premium" has the meaning set forth in Section
                  ---------------------                               -------
4.5.
- ---

                 "EBITDA" means earnings before interest expense, taxes,
                  ------
depreciation, and amortization and excluding losses and gains from sales of assets, extraordinary items, other non-recurring items, and interest income on Accounts, as calculated on a trailing twelve (12) month basis.

                 "Eligible Accounts" means those Accounts created by or owned by
                  -----------------
Borrower in the ordinary course of business that strictly comply with all of Borrower's representations and warranties to Foothill, that have been current for the last three required payments, and that are and at all times shall continue to be reasonably acceptable to Foothill in all respects; provided,
                                                                  --------
however, that standards of eligibility may be fixed and revised from time to
- -------
time by Foothill in Foothill's reasonable credit judgment. Eligible Accounts shall not include the following:

                 (a) Accounts with respect to which the Account Debtor is an officer, employee, Affiliate, or agent of Borrower;

                 (b) Accounts with respect to which the Account Debtor is not a resident of the United States or Canada;

                 (c) Accounts with respect to which Borrower is liable to the Account Debtor;

                 (d) Accounts with respect to which the Account Debtor disputes liability or makes any claim with respect thereto, or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                 (e) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

                 (f) Accounts that are payable in other than United States or Canadian Dollars;

                 (g) Accounts that are the subject of litigation or which are the subject of governmental action which could reasonably be expected to adversely affect collectability.

                 "Equipment" means all of Borrower's present and hereafter
                  ---------
acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), boats, kayaks, paddle boats, jon boats, boats of every description, wharfs, canoes, water sport equipment, sporting goods, tools, yurts, bicycles, equestrian related equipment, parts, dies, jigs, goods (other than consumer goods or farm products), wherever located, and any interest of Borrower in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

                 "ERISA" means the Employee Retirement Income Security Act of
                  -----
1974, as amended from time to time, or any predecessor, successor, or superseding laws of the United States of America, together with all regulations promulgated thereunder.

                 "ERISA Affiliate" means any trade or business (whether or not
                  ---------------
incorporated) which, within the meaning of Section 414 of the IRC, is: (i) under common control with Borrower; (ii) treated, together with Borrower, as a single employer; (iii) treated as a member of an affiliated service group of which Borrower is also treated as a member; or (iv) is otherwise aggregated with the Borrower for purposes of the employee benefits requirements listed in IRC
Section 414(m)(4).

                 "ERISA Event" means any one or more of the following:  (i) a
                  -----------
Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (ii) a Prohibited Transaction with respect to any Plan; (iii) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan; (iv) the complete or partial withdrawal of Borrower or an ERISA Affiliate from a Qualified Plan during a plan year in which it was, or was treated as, a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (v) a failure to make full payment when due of all amounts which, under the provisions of any Plan or applicable law, Borrower or any ERISA Affiliate is required to make; (vi) the filing of a notice of intent to terminate, or the treatment of a plan amendment as a termination, under Sections 4041 or 4041A of ERISA other than a standard termination under Section 4041(b); (vii) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (viii) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate; and (ix) a violation by a Plan fiduciary of the applicable requirements of Sections 404 or 405 of ERISA, or the exclusive benefit rule under Section 403(c) of ERISA, for which Borrower or any ERISA Affiliate may be directly or indirectly liable.

                 "Excluded Real Property" are the items of real property set
                  ----------------------
forth on Schedule ERP.

                 "Existing Affiliate" means any Affiliate of Trails as of June
                  ------------------
1, 1996, together with its Affiliates as of such date.

                 "Event of Default" has the meaning set forth in Section 9.
                  ----------------                               ---------

                 "FEIN" means Federal Employer Identification Number.
                  ----

                 "Foothill" has the meaning set forth in the preamble to this
                  --------
Agreement.

                 "Foothill Expenses" means all: costs or expenses (including
                  -----------------
taxes, photocopying, notarization, telecommunication and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or advanced by Foothill; documentation, filing, recording, publication, appraisal (including periodic Collateral appraisals conducted by third parties, in addition to the fees set forth in Section 3.8(f)(ii); provided however, that unless there shall have occurred an Event of Default, appraisal fees incurred by Foothill other than annual appraisals conducted on the Collateral shall not be included in the definition of Foothill Expenses), real estate survey, real property taxes on any of the Real Property (should Foothill elect to pay them), environmental audit, and search fees assessed, paid, or incurred by Foothill in connection with Foothill's transactions with Borrower; costs and expenses incurred by Foothill in preserving the value of the Collateral; costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

                 "GAAP" means generally accepted accounting principles as in
                  ----
effect from time to time in the United States, consistently applied.

                 "General Intangibles" means all of Borrower's present and
                  -------------------
future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, chooses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods and Accounts.

                 "Hazardous Substances" means:

                 (a) those substances as defined as "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation and Liability Act, Resource Conservation and Recovery Act, 42 U.S.C. (S)(S)6901 et seq. ("RCRA"), or the Hazardous
                                       -- ---
Materials Transportation Act, 49 U.S.C. Section 1801 et seq.;
                                                     -- ---

                 (b) those substances designated as a "hazardous substance" under or pursuant to the Federal Water Pollution Control Act, 33 U.S.C.
(S)(S)1257 et seq., or defined as a "hazardous waste" under or pursuant to RCRA;
           -- ---

                 (c) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

                 (d) such other substances, materials and wastes which are regulated under any act, or which are classified as hazardous or toxic under any Act.

                 All of the statutes, acts, codes, sections and tables listed above shall include all amendments, modifications and supplements thereto, together with all regulations promulgated pursuant to such statutes, acts, codes, sections and tables.

              "Indebtedness" means: (a) all obligations of Borrower for borrowed
               ------------
money; (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, letter of credit guaranties, bankers acceptances, interest rate swaps, controlled disbursement accounts, or other financial products; (c) all obligations under capitalized leases; (d) all obligations or liabilities of others secured by a lien or security interest on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed; and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                 "Indemnified Persons" means Foothill and its parents,
                  -------------------
subsidiaries and affiliates, attorneys, and each of their officers, directors, agents, employees, trustees, receivers, executors, and administrators, and the heirs, successors, and assigns of all of the foregoing.

                 "Indenture Secured Notes" means those certain 12% Secured Notes
                  -----------------------
Due 1998 and Additional Series 12% Secured Notes Due 1998, issued by USTrails
Inc.

                 "Insolvency Proceeding" means any proceeding commenced by or
                  ---------------------
against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                 "Internal Rate of Return Fee" means a fee payable to Foothill
                  ---------------------------
upon the termination of this Agreement computed as follows: If (i) $31,430,000 is greater than; (ii), the sum of each month's PT divided by 1.01135 to the T/n/ power; (iii) the fee shall equal the number representing the difference between
(i) and (ii) multiplied by 1.01135 to the F power.

                      As used in this Definition,

                         "T/o/" is the Closing Date.

                         "T/1/" is .5 on August 1, 1996.

                         "T/N/" represents a number which increases by 1 for every month-end thereafter, until the date of calculation.

                         "F" equals T/N/ at the date of calculation.

                         "PT" equals the sum of total principal paid plus interest accruing pursuant to Section 3.5(a) on the
                                                       --------------
                         Obligations, minus the sum of all Advances during each
                                      -----
                         month.

          For example, if PT equals $1,000,000, $2,500,000, and $27,500,000 on
August 1, 1996 (T = 0.5), September 1, 1996 (T = 1.5), and October 1, 1996 (T =
2.5), respectively, the calculation is represented as follows:

          $1,000,000   +      $2,500,000      +      $27,500,000
          ----------          ----------             -----------

          1.01135 to          1.01135 to the         1.01135 to the
          the _ power         1 _ power              2 _ power

                                   WHICH IS CALCULATED AS

          $1,000,000    +          $2,500,000        +         $27,500,000
          ----------               ----------                  -----------

          1.00565899               1.01707                     1.028617

                                   WHICH IS CALCULATED AS

          $994,372.86   +          $2,458,033.46     +         $26,734,926.66


                 Since $994,372.86 plus $2,458,033.46 plus $26,734,926.66 equals
                                   ----               ----
$30,187,332.98, the $30,187,332.98 number is subtracted from $31,430,000, resulting in the number $1,242,667.02 which is multiplied by 1.028617, resulting in an Internal Rate of Return Fee of $1,278,228.42.

                 "Intellectual Property Security Agreement" means that certain
                  ----------------------------------------
Intellectual Property Security Agreement entered into concurrently herewith between Borrower and Foothill whereby Borrower grants to Foothill a security interest in the property described therein.

                 "Inventory" means all present and future inventory in which
                  ---------
Borrower has any interest, including lots, timeshare intervals, goods held for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

                 "IRC" means the Internal Revenue Code of 1986, as amended, and
                  ---
the regulations thereunder.

                 "Known Prior Monetary Liens" means (i) that certain lien
                  --------------------------
securing an indebtedness held by Central Savings & Loan which encumbers the Pio Pico (CA) Property; (ii) that certain lien securing an indebtedness held by Land Titles (Taylor) which encumbers the Palm Springs (CA) Property; (iii) that certain lien securing an indebtedness collected by Winwood Agency #0169 which encumbers the Wilderness Lakes (CA) Property; (v) that certain lien securing an indebtedness held by Betty Avilo which also encumbers the Wilderness Lakes (CA) Property; (vi) that certain lien securing an indebtedness collected by Capital Realty which encumbers the Windsor (CA) Property; and (vii) that certain lease covering a portion of the Lake Tawakoni (TX) Property, all as more fully set forth in Schedule KPML.

                 "Lien Reserve" means the aggregate sum of (i) the aggregate sum
                  ------------
represented by all monetary liens, other than Known Prior Monetary Liens and Permitted Liens referred to in clause (c) of the definition thereof and, to the extent the obligations secured thereby are not delinquent or are secured by cash or its equivalent, the Permitted Liens referred to in clauses (g),

(i) or (m) of such definition, which are senior in priority to Foothill's lien (including those referenced in Section 9.9, but only to the extent noted
                               -----------
therein); (ii) the aggregate sum represented by delinquent real property taxes owing on the Real Property; plus (iii) sums in excess of Five Million Dollars
                            ----
($5,000,000) disclosed by liens for which there is no indication other than a preliminary title report, policy or commitment that such lien secures outstanding debt; plus (iv) sums in excess of Two Million Dollars ($2,000,000),
                  ----
such reserve amount to be determined by Foothill, acting in good faith, by which Foothill believes that portions of the Real Property, except the South Jetty
(OR) Property, have declined in value due to unacceptable non-monetary liens, such reserve limited, however, to eighty-five percent (85%) of the appraised value of such affected properties, computed as if the defect was not present.

                 "Loan Documents" means this Agreement, the Lock Box Agreements,
                  --------------
the Mortgages, the Account Note, the Term Note, the Pledge Agreements, the Intellectual Property Security Agreement, any other note or notes executed by Borrower and payable to Foothill, and any other agreement entered into in connection with this Agreement.

                 "Lock Box" has the meaning provided in the respective Lock Box
                  --------
Agreements.

                 "Lock Box Agreements" means those certain Lockbox Operating
                  -------------------
Procedural Agreements and Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among Borrower, Foothill, and one of the Lock Box Banks.

                 "Lock Box Bank" means Union Bank of California.
                  -------------

                 "Losses" shall mean any and all losses, liabilities, contingent
                  ------
liabilities, damages, obligations, claims, contingent claims, actions, suits, proceedings, disbursements, penalties, costs, and expenses (including, without limitation, actual attorneys' fees and costs of counsel retained by Foothill to monitor the proceedings and actions of Borrower in satisfying its obligations hereunder, and to advise and represent Foothill with respect to matters related hereto, including, without limitation, fees incurred pursuant to 11 U.S.C.) and all other professional or consultants' fees and expenses), whether or not an action or proceeding is commenced or threatened.

                 "Maximum Amount" means the sum of the Revolving Maximum Amount
                  --------------
plus the then outstanding balances of the Account Note and the Term Note.

                 "Mortgages" means one or more mortgages, deeds of trust, or
                  ---------
deeds to secure debt, executed by Borrower in favor of Foothill, the form and substance of which shall be satisfactory to Foothill, that encumber the Real Property and the related improvements thereto.

                 "Multiemployer Plan" means a multiemployer plan as defined in
                  ------------------
Sections 3(37) or 4001(a)(3) of ERISA or Section 414 of the IRC in which employees of Borrower or an

ERISA Affiliate participate or to which Borrower or any ERISA Affiliate contribute or are required to contribute.

                 "Negotiable Collateral" means all of Borrower's present and
                  ---------------------
future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower), documents, and chattel paper.

                 "Obligations" means all loans, advances, debts, principal,
                  -----------
interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower's loan account pursuant to any agreement authorizing Foothill to charge Borrower's loan account), obligations, fees (including Early Paydown Premiums), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents, by any note or other instrument (including the Account Note and the Term Note), or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

                 "Overadvance" has the meaning set forth in Section 3.4.
                  -----------                               -----------

                 "PBGC" means the Pension Benefit Guaranty Corporation as
                  ----
defined in Title IV of ERISA, or any successor thereto.

                 "Permitted Liens" means: (a) liens and security interests held
                  ---------------
by Foothill; (b) liens and security interests set forth on Schedule P-1 attached
                                                           ------------
hereto; (c) purchase money security interests and liens of lessors under capitalized leases to the extent that the acquisition or lease of the underlying asset was permitted under Section 8.10, and so long as the security interest or
                          ------------
lien only secures the purchase price of the asset; (d) exceptions listed in the title insurance or commitment therefor to be delivered by Borrower hereunder in respect of the Real Property; (e) the Known Prior Monetary Liens; (f) junior liens arising by reason of any judgment, decree or order of any court only to the extent, for an amount, and for a period not resulting in an Event of Default with respect thereto and so long as such Lien is being contested in good faith and is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally adversely terminated or the period within which such proceedings may be initiated shall not have expired; (g) security for the performance of bids, tenders, trade, contracts (other than contracts for the payment of money) or leases, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business or appeal bonds, and public and statutory bonds; (h) liens (other than Liens arising under "ERISA") for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP unless the failure to so pay during the contest period results in an uncurable liability or such contest period extends beyond one year prior to a curtailment of redemption rights or uncurable liability; (i) liens of carriers, warehousemen, mechanics, landlords, materialmen, repairmen or other like Liens arising by operation of law in the ordinary court of business (other than Liens arising under ERISA) and consistent with industry practices and Liens on deposits made to obtain the release of such Liens if (y) the underlying obligations are not overdue for a period of more than 90 days; or (z) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP, and unasserted banker's liens and rights of set off arising in the ordinary cause of business;
(j) easements, rights of way, zoning and similar restrictions and other similar encumbrances incurred in the ordinary course of business and consistent with industry practices that do not detract from the use of the property by Borrower or interfere with the ordinary conduct of the business of the Borrower; provided that any such Liens are not incurred in connection with any borrowing of money or any commitment to loan any money or to extend any credit; (k) rights of members and other customers arising in the ordinary cause of business from memberships, rights to use or related or similar interest in campgrounds, resorts, or other facilities (whether arising from the holding of such memberships, rights to use or related or similar interests, by applicable law or otherwise); (l) leases, subleases, permits or other rights to use or occupy property owned or hereafter acquired by Borrower; or (m) pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation.

                 "Person" means and includes natural persons, corporations,
                  ------
limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                 "Plan" means an employee benefit plan (as defined in Section
                  ----
3(3) of ERISA) which Borrower or any ERISA Affiliate sponsors or maintains or to which Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions, including any Multiemployer Plan or Qualified Plan.

                 "Pledge Agreements" means those certain seven (7) pledge
                  -----------------
agreements entered into concurrently herewith whereby (i) Trails pledges to Foothill all of the issued and outstanding shares of stock which it owns and all of the notes, evidences of indebtedness, guaranties and security for the repayment of approximately Twenty-Seven Million Five Hundred Seventy-Seven Thousand Dollars ($27,577,000) owed to it by NAC; (ii) NAC pledges to Foothill all of the issued and outstanding shares of stock which it owns; (iii) Foxwood Corporation pledges to Foothill all of the issued and outstanding shares of stock which it owns; (iv) Dixie Resort Corporation pledges to Foothill all of the issued and outstanding shares of stock which it owns; (v) Lake Tansi Village pledges to Foothill all of the issued and outstanding shares of stock which it owns; (vi) Western Fun Corporation pledges to Foothill all of the issued and outstanding shares of stock which it owns; and (vii) Recreation Land Corporation pledges to Foothill all of the issued and outstanding shares of stock which it owns.

                 "Prohibited Transaction" means with respect to a Plan, any
                  ----------------------
transaction described in Section 406 of ERISA which is not exempt by reason of
Section 408 of ERISA, or a class or individual administrative exemption, and any transaction described in Section 4975(c) of the IRC which is not exempt by reason of Section 4975(c) of the IRC or a class or individual administrative exemption.

                 "Property to be Mortgaged After the Closing Date" means the
                  -----------------------------------------------
property set forth on Schedules 4.7 & 7.17(a) and, to the extent required
                      -----------------------
herein, Schedule ERP.

                 "Qualified Plan" means a pension plan (as defined in Section
                  --------------
3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the IRC which Borrower or any ERISA Affiliate sponsors, maintains, or to which any such person makes, is making, or is obligated to make, contributions, or, in the case of a multiple-employer plan (as described in Section 4064(a) of ERISA), has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

                 "Real Property" means the Alabama Property, the Arizona
                  -------------
Property, the BC Property, the California Property, the Florida Property, the Illinois Property, the Indiana Property, the Michigan Property, the Mississippi Property, the Missouri Property, the Nevada Property, the New Jersey Property, the North Carolina Property, the Ohio Property, the Oregon Property, the Pennsylvania Property, the South Carolina Property, the Tennessee Property, the Texas Property, the Virginia Property, the Washington Property, and the Wisconsin Property, and the Property to be Mortgaged After the Closing Date. The definitions of each of the foregoing are set forth in Schedule RP DEF attached hereto.

                 "Reference Rate" means the variable rate of interest, per
                  --------------
annum, most recently announced by Norwest Bank Minnesota, national association, or any successor to the foregoing institutions, as its "prime rate" or "reference rate," as the case may be, irrespective of whether such announced rate is the best rate available from such financial institution.

                 "Remediate" and "Remediation" shall include, but not be limited
                  ---------       -----------
to, the investigation of the environmental condition of the Real Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, abatement, removal, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the Real Property.

                 "Reportable Event" means with respect to a Qualified Plan, any
                  ----------------
event described in ERISA Section 4043(c) (other than Subsections (c)(7) and
(c)(9)) of ERISA or any other subsection for which the PBGC has waived the requirement of reporting such event to the PBGC within thirty days of incurrence.)

                 "Revolving Maximum Amount" means (a) Twenty-Five Million
                  ------------------------
Dollars ($25,000,000), which such amount is permanently reduced to lower amounts by the sum of: (i) commencing on September 1, 1996, and on the first day of each and every month thereafter, $150,000; and (ii) the greater of, (y) the sum of
                                      ---
(1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill; plus (2) 100% of Account collections, once
                                   ----
the Account Note has been paid down to $0, and the Term Note has been paid down to $0 or is fully secured by cash; or (z) the amount set forth below opposite
                                   --
the applicable date of reduction:

          On or after December 31, 1996                   $   500,000

          On or after June 30, 1997                       $ 3,000,000

          On or after December 31, 1997                   $ 6,750,000

          On or after June 30, 1998                       $10,500,000

          On or after December 31, 1998                   $14,250,000

          On or after June 30, 1999                       $18,000,000

                 (b) The foregoing notwithstanding, (i) on September 1, 1997, the Revolving Maximum Amount shall be the lower of One Million Dollars ($1,000,000) over the otherwise determined Revolving Maximum Amount on that date computed in accordance with the formula set forth in (a) above, or Twenty Million Fifty Thousand Dollars ($20,050,000); (ii) on October 1, 1997, the Revolving Maximum Amount shall be the lower of Two Million Dollars ($2,000,000) over the otherwise determined Revolving Maximum Amount on that date, computed in accordance with the formula set forth in (a) above, or Nineteen Million Nine Hundred Thousand Dollars ($19,900,000); and (iii) on November 1, 1997, the Revolving Maximum Amount shall be the lower of Two Million Dollars ($2,000,000) over the otherwise determined Revolving Maximum Amount on that date, computed in accordance with the formula set forth in (a) above, or Nineteen Million Seven Hundred Fifty Thousand Dollars ($19,750,000).

                 (c) On December 1, 1997, and each month thereafter, the Revolving Maximum Amount shall be computed in accordance with (a) above.

                 "Satisfied Indebtedness Liens" means liens of record which
                  ----------------------------
secure obligations which Borrower maintains have been satisfied in full and which should be released or reconveyed.

                 "Solvent" means, with respect to any Person on a particular
                  -------
date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such

Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

                 "Tangible Net Worth" means, as of the date any determination
                  ------------------
thereof is to be made, the difference of: (a) Borrower's total stockholder's equity or deficit; minus (b) the sum of: (i) all intangible assets of Borrower;
                   -----
and (ii) all amounts due to Borrower from Affiliates, calculated on a consolidated basis.

                 "Term Note" has the meaning set forth in Section 3.3 hereof.
                  ---------                               -----------

                 "Title Company" means Chicago Title Insurance Company.
                  -------------

                 "Trustee" means Fleet National Bank as indenture trustee of the
                  -------
Indenture Secured Notes.

                 "Unfunded Benefit Liability" means with respect to a Qualified
                  --------------------------
Plan the excess of a Plan's benefit liabilities (as defined in Section 4001(a)(16) of ERISA) over the current value of such Plan's assets, determined in accordance with the assumptions used by the Plan's actuaries for funding the Plan pursuant to Section 412 of the IRC for the applicable plan year.

                 "Voidable Transfer" has the meaning set forth in Section 16.8.
                  -----------------                               ------------

          1.2    Accounting Terms.  All accounting terms not specifically
                 ----------------
defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise .

          1.3    Code.  Any terms used in this Agreement which are defined in
                 ----
the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4    Construction.  Unless the context of this Agreement clearly
                 ------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. To the extent that items are specifically addressed in this Agreement and any other Loan Document, and such provisions are in conflict with one another (but not supplementary to one another), then the provisions of this Agreement shall govern.

          1.5    Schedules and Exhibits.  All of the schedules and exhibits
                 ----------------------
attached to this Agreement shall be deemed incorporated herein by reference.

     2.   INTENTIONALLY DELETED.
          ---------------------

     3.   LOAN AND TERMS OF PAYMENT.
          -------------------------

          3.1    Revolving Advances.
                 ------------------

                 (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances ("Advances": individually, an "Advance") to Borrower in an amount not to exceed the Revolving Maximum Amount minus the Lien Reserve.
- -----
                 (b) Foothill shall have no obligation to make advances hereunder to the extent they would cause the outstanding Obligations to exceed the Maximum Amount or to the extent that the Obligations outstanding at any time under Sections 3.1, 3.2, & 3.3 exceed Thirty Five Million Dollars ($35,000,000).
      ------------------------

                 (c)  All net proceeds from sales of Collateral pursuant to
Section 5.4, (other than the last paragraph thereof), or sale of other
- -----------
Collateral as previously approved by Foothill shall be applied to the Advances until the outstanding balance thereof is zero Dollars ($0.00). At such time as the Account Note is repaid in full and the Term Note is either repaid in full or fully secured by cash, all collections on the Accounts shall be applied to repay the outstanding Advances.

                 (d)  All Advances shall constitute Obligations.

                 (e) Foothill is authorized to make advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Officer of Borrower. Borrower agrees to establish and maintain a single designated deposit account for the purpose of receiving the proceeds of the advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any advance requested by Borrower and made by Foothill hereunder shall be made to such designated deposit account. Amounts borrowed pursuant to this Section 3.1 may be
                                                              -----------
repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          3.2    Account Loan.  (a) Foothill has agreed to make a term loan to
                 ------------
Borrower in the amount of Six Million Four Hundred Thirty-Five Thousand Dollars ($6,435,000), to be evidenced by a secured promissory note (the "Account Note"), of even date herewith, executed by Borrower in favor of Foothill.

                 (b) All collections on the Accounts shall be applied daily to permanently reduce the principal amount of the Account Note. At such time as there are no Advances outstanding, all net proceeds of sales of Collateral pursuant to Section 5.4, (other than the last paragraph thereof), or sale of
            -----------
other Collateral as previously approved by Foothill shall be applied to permanently reduce the Account Note. There shall be mandatory principal reduction payments to the extent a monthly Dilution Paydown calculation so requires. Interest on the Account Note shall be payable monthly in arrears on the first day of each month.

                 (c) All amounts evidenced by the Account Note shall constitute Obligations.

          3.3    Term Loan.  (a) Foothill has agreed to make a term loan to
                 ---------
Borrower in the original principal amount of Six Million Five Hundred Sixty-Five Thousand Dollars ($6,565,000), to be evidenced by a secured promissory note (the "Term Note"), of even date herewith, executed by Borrower in favor of Foothill.

                 (b) No principal reduction payments may be made on the Term Note during the term of this Agreement until Foothill's counsel advises it that there are no adverse mortgage or intangible tax consequences therefrom. Interest on the Term Note shall be payable monthly, in arrears, on the first of each month.

                 (c) At such time as the Account Note is repaid in full, all collections on the Accounts shall be held as Collateral to secure the Term Loan, and in the event that in addition there are no Advances outstanding under
Section 3.1 all net proceeds of sales of Collateral pursuant to Section 5.4
- -----------                                                     -----------
(other than the last paragraph thereof) shall be held by Foothill as Collateral to secure the Term Loan (and shall earn interest thereon at the rate or rates paid by Norwest Bank Minnesota, national association, from time to time on its taxable money market fund) until such time as payment of the Term Note is permitted by Section 3.3(b).

                 (d) All amounts evidenced by the Term Note shall constitute Obligations.

          3.4    Overadvances.  If, at any time or for any reason, the amount of
                 ------------
Obligations then due and payable by Borrower to Foothill is greater than the sum of funds advanced on the Account Note, the Term Note, and the Revolving Maximum Amount (an "Overadvance"), Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill to repay such Obligations.

          3.5    Interest: Rate, Payments, and Calculations.
                 ------------------------------------------

                 (a) Interest Rate. All Obligations shall bear interest, on the actual Daily Balance, at a per annum rate of two and three-quarter (2 3/4) percentage points above the Reference Rate.

                 (b) Default Rate. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a per annum rate equal to five and three-quarter (5 3/4) percentage points above the Reference Rate.

                 (c) Minimum Interest. In no event shall the rate of interest chargeable hereunder be less than nine percent (9%) per annum. To the extent that interest accrued hereunder at the rate set forth herein (including the minimum interest rate) would yield less than the foregoing minimum amount, the interest rate chargeable hereunder for the period in question automatically shall be deemed increased to that rate that would result in the minimum amount of interest being accrued and payable hereunder.

                 (d) Interest Payments. Interest hereunder (on all the Obligations, except contingent and unliquidated Obligations) shall be due and payable on the first day of each month during the term hereof, in arrears. Borrower hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest, all Foothill Expenses (as and when incurred), and all installments or other payments due under the Account Note and the Term Note or any other note or other Loan Document to revolving Advances, which amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                 (e) Computation. The Reference Rate as of this date is eight and one-quarter percent (8 1/4%) per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. The rates of interest charged hereunder shall be based upon the daily Reference Rate in effect during the month. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                 (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, the Account Note, or the Term Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Foothill, in executing this Agreement and the Account Note, the Term Note, and the other loan Documents, intend to legally agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that,
                                                 --------  -------
anything contained herein or in the Account Note, the Term Note, or any of the other Loan Documents to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement and the Account Note and
           ---- -----
the Term Note, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess. All interest paid or agreed to be paid by Borrower shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the Obligations (including the period of any extension hereof) so that the interest hereon for such full period shall not exceed interest computed at the maximum lawful rate. This paragraph shall control all agreements between Borrower and Foothill.

          3.6    Crediting Payments; Application of Collections.  The receipt of
                 ----------------------------------------------
any wire transfer of funds, check, or other item of payment by Foothill (whether from transfers to Foothill by the Lock Box Bank pursuant to the Lock Box Agreements or otherwise) immediately shall be applied to provisionally reduce the Obligations in the manner which the daily reports prepared by Borrower disclose are collections resulting from asset sales, contract collections, and other miscellaneous revenues, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Foothill or unless and until such check or other item of payment is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrower for three (3) Business Days of 'clearance' at the applicable rates set forth in Sections
                                                                  --------
3.5(a) and 3.5(b) on all collections, checks, wire transfers, or other items of
- -----------------
payment that are received by Foothill (regardless of whether forwarded by the Lock Box Bank to Foothill, whether provisionally applied to reduce the Obligations, or otherwise). This across-the-board three (3) Business Day clearance charge on all receipts is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and irrespective of the level of Borrower's Obligations to Foothill. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any wire transfer, check, or other item of payment shall be deemed received by Foothill only if it is received into Foothill's Operating Account (as such account is identified in the Lock Box Agreements) on or before 11:00 a.m. Los Angeles time. If any wire transfer, check, or other item of payment is received into Foothill's Operating Account (as such account is identified in the Lock Box Agreements) after 11:00 a.m. Los Angeles time it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

          3.7    Statements of Obligations.  Foothill shall render statements to
                 -------------------------
Borrower of the Obligations, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Foothill unless, within thirty (30) days after receipt thereof by Borrower, Borrower shall deliver to Foothill by registered, certified mail, or telecopy at its address specified in
Section 13, written objection thereto describing the error or errors contained
- ----------
in any such statements.

          3.8    Fees.  Borrower shall pay to Foothill the following fees:
                 ----

                 (a) Closing Fee. A one time closing fee of Three Hundred Eighty Thousand Dollars ($380,000) which is fully earned upon execution of this Agreement and is due and payable by Borrower to Foothill in connection with this Agreement on the Closing Date;

                 (b) Agency Fee. A one time agency fee of One Hundred Ninety Thousand Dollars ($190,000) which is fully earned upon execution of this Agreement and is due and payable by Borrower to Foothill in connection with this Agreement on the Closing Date;

                 (c) "Bridge" Fee. A one time bridge fee of Two Hundred Eighty Five Thousand Dollars ($285,000), which is earned, in full, on the Closing Date and is due and payable by Borrower to Foothill in connection with this Agreement on the Closing Date;

                 (d) Unused Line Fee. On the first day of each month during the term of this Agreement, a fee in an amount equal to one half of one percent (1/2%) per annum times the Average Unused Portion of the Revolving Maximum Amount;

                 (e) IRR Fee. A fee upon payment in full of the Obligations computed as set forth in the definition of Internal Rate of Return Fee equal to the sum necessary to cause Foothill's annualized internal rate of return on all the Obligations outstanding from time to time to equal fourteen and one-half percent (14 1/2%), taking into account the interest income payable pursuant to Sections 3.5(a) & (c) and the fees payable pursuant to Sections 3.8(a) & (b),
- ---------------------                                  ---------------------
but excluding all other fees, costs or Foothill Expenses;

                 (f)  Financial Examination, Documentation, and Appraisal Fees.
(i) Foothill's customary fee of Six Hundred Fifty Dollars ($650) per day per examiner, plus out-of-pocket expenses for each financial analysis and examination of Borrower performed by Foothill or its agents; (ii) Foothill's customary appraisal fee of One Thousand Five Hundred Dollars ($1,500) per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by Foothill or its agents; and, (iii) on each anniversary of the Closing Date, Foothill's fee of Five Thousand Dollars ($5,000) per year for its loan documentation review: provided there shall not have occurred an Event of Default or provided that facts or circumstances which would cause a prudent lender to believe that a prospective Event of Default is about to occur, Borrower shall not be charged more frequently than quarterly for the financial examinations set forth in Section 3.8(f)(i) and shall not be charged more
                          -----------------
frequently than annually for the appraisals set forth in Section 3.8(f)(ii); and
                                                         ------------------

                 (g)  Covenant Fee.  To the extent applicable in accordance with

Sections 7.16 and 9.2, a fee payable at the annual rate of one-half of one
- ---------------------
percent (1/2%) of the actual Daily Balance of the Obligations during each month.

                 (h) Servicing Fee. On the first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to Seven Thousand Five Hundred Dollars ($7,500) per month.

     4.   CONDITIONS; TERM OF AGREEMENT.
          -----------------------------

          4.1    Conditions Precedent to the Initial Advance to Borrower.  The
                 -------------------------------------------------------
obligation of Foothill to make the initial advance to Borrower is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

                 (a)  the Closing Date shall occur on or before July 17, 1996;

                 (b)  TTrails shall have merged into Trails;

                 (c) All of the subsidiaries of NAC shall have merged into NAC, except the following:

                      (i)      Western Fun Corporation;

                      (ii)     Carolina Landing Corporation;

                      (iii)    Cherokee Landing Corporation;

                      (iv)     Recreation Properties, Inc.;

                      (v)      Dixie Resort Corporation;

                      (vi)     Natchez Trace Wilderness Preserve Corporation;

                      (vii)    LML Resort Corporation;

                      (viii)   The Villas of Hickory Hills, Inc.;

                      (ix)     Lake Royale Corporation;

                      (x)      Carriage Manor Corporation;

                      (xi)     Beech Mountain Lakes;

                      (xii)    Recreation Land Corporation;

                      (xiii)   Wolf Run Corporation;

                      (xiv)    Quail Hollow Village, Inc.;

                      (xv)     Foxwood Corporation;

                      (xvi)    Lake Tansi Village Inc;

                      (xvii)   Westwind Manor Corporation;

                      (xviii)  Tansi Resort Inc.;

                      (xix)    Wolf Run Manor Corporation;

                      (xx)     Quail Hollow Plantation Corp.;

                      (xxi)    Chief Creek Corporation;

                      (xxii)   GL Land Development Corp.;

                      (xxiii)  The Kinston Corporation; and

                      (xxiv)   Resort Land Corporation.

                 (d) Foothill shall be provided assurances by the Trustee that concurrently with the funding provided for in this Section 4.1, the Trustee
                                                   -----------
shall exchange and redeem the Indenture Secured Notes in accordance with that certain Private Placement Memo dated June 28, 1996 as supplemented July 15, 1996;

                 (e) After giving effect to the mergers contemplated in Sections 4.1 (b) & (c), and the costs and fees associated with the redemption
- ---------------------
and exchange contemplated in Section 4.1(d), Borrower shall have available in
                             --------------
cash and availability for Advances a sum in excess of Six Million Dollars ($6,000,000);

                 (f) Trustee shall have executed and delivered the Defeasance Letter in form and substance satisfactory to Foothill, together with UCC termination statements, and other documentation evidencing the termination of its liens and security interests in and to the properties and assets of Borrower;

                 (g) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                      (i)     the Lock Box Agreements;

                      (ii)    the Account Note;

                      (iii)   the Term Note;

                      (iv)    the Mortgages set forth on Schedule 4.1(g);
                                                         ---------------

                      (v)     the Pledge Agreements; and

                      (vi)    the Intellectual Property Security Agreement.

                 (h) Foothill shall have received the original stock certificates and stock powers for the stock which is subject to the Pledge Agreements.

                 (i) Foothill shall have received a certificate from the Secretary or an Assistant Secretary of each Borrower attesting to the resolutions of Borrower's Boards of Directors authorizing its execution and delivery of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of Borrower to execute same;

                 (j) Foothill shall have received copies of each Borrower's By-laws and Articles or Certificates of Incorporation, as amended, modified, or supplemented to the Closing Date, certified by the Secretary or an Assistant Secretary of each Borrower;

                 (k) Foothill shall have received a certificate of corporate status with respect to each Borrower, dated within twenty (20) days of the Closing Date, by the Secretary of State of the state of incorporation of each Borrower, which certificate shall indicate that such Borrower is in good standing in such state;

                 (l) Foothill shall have received certificates of corporate status with respect to each Borrower, each dated within twenty (20) days of the Closing Date, such certificates to be issued by the Secretary of State of the states in which its failure to be duly qualified or licensed would have a material adverse effect on the financial condition or properties and assets of any Borrower, which certificates shall indicate that such Borrower is in good standing, except in states where such Borrower only commenced doing business as a result of the mergers;

                 (m) Foothill shall have received the certificates for the policies of insurance, together with the endorsements for such policies, as are required by Section 7.9 hereof, the form and substance of which shall be
            -----------
satisfactory to Foothill and its counsel;

                 (n) Foothill shall have received the originals of each of the Accounts;

                 (o) Foothill shall have received each of the Mortgages set forth in Schedule 4.1(g), duly executed, and each shall have been recorded in the appropriate county recording office, or Foothill shall be provided with "gap" coverage satisfactory to it by Title Company;

                 (p) Foothill shall have received assurances from Title Company regarding the post closing issuance of title insurance policies, in the form set forth in Section 4.7;
         -----------

                 (q) Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion; and

                 (r) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4.2    Conditions Precedent to All Advances.  The following shall be
                 ------------------------------------
conditions precedent to all advances:

                 (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such advance as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                 (b) no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date of such advance, nor shall either result from the making of the advance; and

                 (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the making of such advance shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          4.3    Term.  This Agreement shall become effective upon the execution
                 ----
and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date that is three (3) years from the Closing Date. The foregoing notwithstanding, Foothill shall have the right to terminate its obligation to make advances hereunder or permit Borrower to utilize proceeds from any of the Collateral immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          4.4    Effect of Termination.  On the date of termination, all
                 ---------------------
Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations (other than contingent unliquidated Obligations pursuant to Section
                                                                        -------
11.3) have been fully and finally discharged and Foothill's obligation to
- ----
provide advances hereunder is terminated.

          4.5    Early Termination or Paydown by Borrower.  Borrower has the
                 ----------------------------------------
option, at any time upon thirty (30) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, without premium or the payment of a fee, UNLESS the early termination or paydown
                                         ------
results from a refinancing or recapitalization of any Borrower, in which such event the Obligations shall be paid in full, together with a premium (the "Early Paydown Premium") equal to the greater of: (a) the total interest owing for the immediately preceding six (6) month period; or (b) Five Hundred Thousand Dollars ($500,000). The Early Paydown Premium shall be due and owing should Borrower reduce the Obligations with any borrowed money; however the Borrower can prepay the Obligations from time to time without premium using cash flow generated from its business operations. The Early Paydown Premium is in addition to the Internal Rate of Return Fee.

          4.6    Termination Upon Event of Default.  If Foothill terminates this
                 ---------------------------------
Agreement upon the occurrence of an Event of Default that intentionally is caused by Borrower for the purpose, in Foothill's reasonable judgment, of avoiding payment of the Early Paydown Premium provided in Section 4.5, in view
                                                          -----------
of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Paydown Premium. The Early Paydown Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Paydown Premium provided for in this Section 4.6 shall be
                                                         -----------
deemed included in the Obligations.

          4.7    Post Closing Date Obligations of Borrower.  Commencing on the
                 -----------------------------------------
Closing Date, and continuing thereafter until fully and finally resolved to the satisfaction of Foothill, in its reasonable business judgement, Borrower shall diligently and continuously seek to provide Foothill with the following:

                 (a) Foothill shall have received searches reflecting the filing of its financing statements and fixture filings (other than in Tennessee) which shall disclose no filings against any of the Collateral not set forth in Schedule P-1, other than purchase money security interests in individual pieces of equipment which in the aggregate do not exceed fifty thousand dollars ($50,000);

                 (b) Foothill shall have received ALTA 1970 Form Lenders Policies of Title Insurance in form and content acceptable to Foothill, in its judgment using the same business standards when evaluating non-monetary exceptions which it used when evaluating the preliminary title reports delivered to it by Title Company prior to the Closing Date, on the Real Property identified on Schedules 4.1(g) and 4.7, excluding the portion of the Real
              ------------------------
Property consisting of timeshare weeks. The policies or commitments: (i) shall not disclose prior monetary liens on any of the insured Real Property, (y) except for the Known Prior Monetary Liens, and (z) Satisfied Indebtedness Liens, which such liens in the aggregate do not exceed Five Million Dollars ($5,000,000); (ii) shall not disclose any other prior monetary liens for which there is an indication other than such policy or commitment that such lien secures outstanding debt; and (iii) shall not disclose unacceptable non-monetary liens or title defects for properties, except the South Jetty (OR) Property, which in the aggregate have appraised values in excess of Two Million Dollars ($2,000,000); and

                 (c) Foothill shall have received no less than seven hundred and sixty (760) duly executed certificates of title with respect to that portion of the Collateral representing travel trailers for which Borrower has obtained certificates of title;

     5.   CREATION OF SECURITY INTEREST.
          -----------------------------

          5.1    Grant of Security Interest.  Borrower hereby grants to Foothill
                 --------------------------
a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Collateral shall attach to all Collateral without further act on the part of Foothill or

Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral, other than: (i) the sale of retail inventory sold to the general public, campground memberships, undivided tenancy in common interests, timeshare intervals, and resort property lots to members of the general public, consistent with past business practices; (ii) damaged, worn-out or obsolete items of Equipment, or to abandon the same, provided such Equipment is no longer necessary for the proper conduct of Borrower's business; (iii) Real Property sold in accordance with the provisions of Section 5.4 or otherwise approved by Foothill in writing; and (iv) during any fiscal year, up to One Hundred Thousand Dollars ($100,000) worth of Equipment.

          5.2    Negotiable Collateral.  In the event that any Collateral,
                 ---------------------
including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower shall, immediately upon the request of Foothill, endorse and assign such Negotiable Collateral to Foothill and deliver physical possession of such Negotiable Collateral to Foothill.

          5.3    Collection of Accounts, General Intangibles, Negotiable
                 -------------------------------------------------------
Collateral.
- ----------

                 (a) Foothill, Borrower, and the Lock Box Bank shall enter into the Lock Box Agreements, in form and substance satisfactory to Foothill in its sole discretion, pursuant to which all of Borrower's cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) will be forwarded to Foothill on a daily basis. At any time, Foothill or Foothill's designee may: (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein; and (b) during the continuation of an Event of Default, collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the reasonable collection costs and expenses to Borrower's loan account. Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) that it receives and immediately will deliver said cash receipts, checks, and other items of payment to Foothill in their original form as received by Borrower.

                 (b) Foothill shall apply all collections on the Accounts in accordance with Sections 3.1, 3.2 & 3.3.
                -----------------------

                 (c) Foothill shall apply all net proceeds of sales of Collateral pursuant to Section 5.4 hereof (other than the last paragraph
                       -----------
thereof) or as otherwise approved by Foothill in accordance with Sections 3.1,
                                                                 -------------
3.2 & 3.3.
- ---------

          5.4    Sales of Portions of the Real Property; Application of Proceeds
                 ---------------------------------------------------------------
(a) Other than as provided in Section 5.4(b), Borrower may not sell any of the Real Property or Excluded Real Property without Foothill's express prior written consent which may be withheld in Foothill's sole and absolute discretion.

                 (b) With Foothill's prior written consent, which may be withheld in Foothill's sole and absolute discretion, and provided further that there shall not have occurred an Event of Default, Foothill shall, from time to time, provided Borrower has first fulfilled and satisfied the terms and conditions on its part to be fulfilled pursuant to the terms of this Agreement and this Section 5.4, provide for and deliver to escrow or to a title company, a
         -----------
(partial) reconveyance of a portion of the Real Property, provided all the following conditions are met:

                      (i) the sale shall occur on terms and conditions sufficient that Foothill shall receive in cash all net proceeds of sale, net of usual and customary closing costs borne by sellers of real property and, to the extent applicable, payoff of secured amounts owing on Known Prior Monetary Liens, in an amount equal to or greater than that set forth on Schedule 5.4, as
                                                               ------------
consideration such (partial) reconveyance, such amount to be applied as provided in Sections 3.1, 3.2 & 3.3. Property not included on Schedule 5.4 may not be
   -----------------------
sold without Foothill's prior written consent, except as otherwise expressly permitted in Section 5.1;
             -----------

                      (ii) Such (partial) reconveyance shall not create a violation of law as to the remainder of the project which is subject to the Mortgage (including all subdivision laws);

                      (iii) prior to or at the time of the request for such partial reconveyance, Borrower shall have delivered to Foothill a pro forma settlement sheet showing the selling price of the portion of the Real Property sought to be released, the proceeds to be forwarded to Foothill to be applied against the Obligations secured hereby, and such other information as Foothill shall require;

                      (iv) a description sufficient to show the location of the portion of the Real Property to be released with respect to the balance of the property not released;

                      (v) issuance of such title endorsements as Foothill may reasonably require to establish the continuing priority of the lien of the Mortgages; and

                      (vi) execution of an irrevocable instruction to the escrow or title company directing that they are only authorized to record the release of the reconveyance upon payment of the release price set forth herein.

                              Notwithstanding the foregoing provisions of this
Section 5.4, Borrower may sell campground memberships, timeshare intervals,
- -----------
undivided tenancy in common interests, and resort property lots to members of the general public, consistent with past business practices without the prior written consent of Foothill, and Foothill shall in accordance therewith, deliver such reconveyances as are reasonably required for the sale of such interests.

          5.5    Delivery of Additional Documentation Required.  At any time
                 ---------------------------------------------
upon the request of Foothill, Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill may reasonably request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

          5.6    Power of Attorney.  Borrower hereby irrevocably makes,
                 -----------------
constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as Borrower's true and lawful attorney, with power to: (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 5.5, sign the name of Borrower on any
                                  -----------
of the documents described in Section 5.5; (b) at any time that an Event of
                              -----------
Default has occurred and is continuing, sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse Borrower's name on any checks, notices, acceptances, money orders, drafts, or other item of payment or security that may come into Foothill's possession; (e) at any time that an Event of Default has occurred and is continuing , notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower; (f) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (g) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms which Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases which Foothill determines to be necessary. The appointment of Foothill as Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

          5.7    Right to Inspect.  Foothill (through any of its officers,
                 ----------------
employees, or agents) shall have the right, from time to time hereafter to inspect the Real Property, Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     6.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          Borrower represents and warrants to Foothill as follows:

          6.1    No Prior Encumbrances.  Borrower has good and indefeasible
                 ---------------------
title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for Permitted Liens.

          6.2    Eligible Accounts.  The Eligible Accounts are, at the date
                 -----------------
hereof and as of each date on which Borrower includes them in a Borrowing Base calculation or certification, bona fide existing obligations created by the sale of campground memberships, undivided interests in certain resort properties, interval interests, and residential resort lots, or the rendition of services to Account Debtors in the ordinary course of business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. All conditions precedent to the creation of the Eligible Accounts have been satisfied without offset or counterclaim. Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding any Account included in the Eligible Accounts.

          6.3    Location of Chief Executive Office; FEIN.
                 ----------------------------------------

                 (a) The chief executive office of Trails is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 73-2138671.

                 (b) The chief executive office of NAC is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 64-0511406.

          6.4    Borrower's Corporate Ownership.  As of the Closing Date and
                 ------------------------------
each day thereafter, Trails is a publicly traded corporation, and its subsidiaries are wholly owned, directly or indirectly, by Trails, and each subsidiary of such subsidiaries are wholly owned subsidiaries.

          6.5    Due Organization and Qualification.  Except as noted in the
                 ----------------------------------
next sentence, Borrower is duly organized and existing and in good standing under the laws of the state of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), finances, or prospects of Borrower or on the value of the Collateral to Foothill. With respect to those entities merging as contemplated in Sections 4.1(b) & (c), they will, within a reasonable time, be licensed to do business in any state where the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), finances, or prospects of Borrower or on the value of the Collateral to Foothill.

          6.6    Due Authorization; No Conflict.  The execution, delivery, and
                 ------------------------------
performance of the Loan Documents are within Borrower's corporate powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles or Certificate of Incorporation, or By-laws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which its properties or assets may be bound.

          6.7    Litigation.  There are no actions or proceedings pending by or
                 ----------
against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on
Schedule 6.7; and (c) matters arising after the date hereof which could reasonably be expected to materially impair the prospect of repayment of the Obligations or materially impair the value or priority of Foothill's security interests in the Collateral.

          6.8    No Material Adverse Change in Financial Condition.  All
                 -------------------------------------------------
financial statements relating to Borrower that have been delivered by Borrower to Foothill have been prepared consistent with GAAP and fairly present Borrower's consolidated financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change in the consolidation financial condition of Borrower since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

          6.9    Solvency.  On a consolidated basis, Borrower is Solvent. No
                 --------
transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

          6.10   Employee Benefits.  Each Plan is in compliance in all material
                 -----------------
respects with the applicable provisions of ERISA and the IRC. Each Qualified Plan and Multiemployer Plan has been determined by the Internal Revenue Service to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under Section 501 of the IRC, and, to the best knowledge of Borrower, nothing has occurred that would cause the loss of such qualification or tax-exempt status. There are no outstanding liabilities under Title IV of ERISA with respect to any Qualified Plan maintained or sponsored by Borrower or any ERISA Affiliate, nor with respect to any Qualified Plan to which Borrower or any ERISA Affiliate contributes or is obligated to contribute which could reasonably be expected to have a material adverse effect on the financial condition of Borrower. No Qualified Plan subject to Title IV of ERISA has any Unfunded Benefit Liability which could reasonably be expected to have a material adverse effect on the financial condition of Borrower. Neither Borrower nor any ERISA Affiliate has transferred any Unfunded Benefit Liability to a person other than Borrower or an ERISA Affiliate or has otherwise engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA which could reasonably be expected to have a material adverse effect on the financial condition of Borrower. Neither Borrower nor any ERISA Affiliate has incurred nor reasonably expects to incur (x) any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan, or (y) any liability under Title IV of ERISA (other than premiums due but not delinquent under Section 4007 of ERISA) with respect to a Qualified Plan, which could, in either event, reasonably be expected to have a material adverse effect on the financial condition of Borrower. No application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the IRC has been made with respect to any Qualified Plan. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan which could reasonably be expected to have a material adverse effect on the financial condition of Borrower. Borrower and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of
Section 4980B of the IRC.

          6.11   Environmental Condition.
                 -----------------------

                 (a) Borrower has not used Hazardous Substances at or affecting the Real Property or the Excluded Real Property in any manner which violates any Act governing the use, storage, treatment, transportation, manufacturing, refinement, handling, production, or disposal of Hazardous Substances, or that may make the owner of the Premises liable in tort under a common law public or private nuisance action which could reasonably be expected to have a material adverse effect on the business operations or the value of any campground or other individual portion of the Real Property.

                 (b) No prior or current owner, occupant or operator of the Real Property or the Excluded Real Property has used Hazardous Substances at or affecting the each of the foregoing real property in any manner which violates any Act governing the use, storage, treatment, transportation, manufacturing, refinement, handling, production, or disposal of Hazardous Substances, or that may make the owner of the such liable in tort under a common law public or private nuisance action which could reasonably be expected to have a material adverse effect on the business operations or the value of any campground or other individual portion of the Real Property.

          6.12   Compliance With The ADA.
                 -----------------------

                 (a) Borrower has made all modifications or provided all accommodations which may be required to be made or provided by Borrower to the Real Property pursuant to the ADA in order to accommodate the needs and requirements of any disabled persons which if not made could reasonably be expected to have a material adverse effect on the business operations or the value of any campground or other individual portion of the Real Property.

                 (b) Borrower has received no notice or complaint regarding any noncompliance with the ADA of any of the Real Property or of Borrower's employment practices and, to the best of Borrower's knowledge, there has been no threatened litigation alleging any such noncompliance by Borrower or the Real Property which could reasonably be expected to have a material adverse effect on the business operations or the value of any campground or other individual portion of the Real Property.

          6.13   Real Property.
                 -------------

                 (a) Each of the individual parcels of Real Property substantially includes the amenities and improvements contained in the definition of each, with such variations as do not materially reduce the overall benefits purported to be provided to users thereof.

                 (b) The Real Property and the Excluded Real Property constitutes all of the real estate owned by Borrower and a single non-borrower subsidiary.

                 (c) The signatories to each of the Mortgages are the lawful fee owners of the property encumbered thereby.

                 (d) The Known Prior Monetary Liens secure indebtedness which in the aggregate do not exceed Five Hundred Thousand Dollars ($500,000).

                 (e) There are no outstanding obligations purportedly secured by the Satisfied Indebtedness Liens.

                 (f)  As of the Closing Date:

                      (i) Schedule 4.1(g) sets forth the Real Property to be mortgaged at the Closing Date;

                      (ii) Schedule 4.7 sets forth the Real Property to be mortgaged within Ninety days of the Closing Date;

                      (iii) Schedule 7.17(a) sets forth the Real Property to be mortgaged on a Best Efforts Basis;

                      (iv) Schedule ERP sets forth the Real Property which is not at this time contemplated to be mortgaged;

                      (v) Schedule 5.4 sets forth the Real Property contemplated to be sold, and the minimum net sale prices for each.

          6.14   Intentionally Deleted.
                 ---------------------

          6.15   Inter-Company Indebtedness.
                 --------------------------

                 (a) At all times during the term of this Agreement NAC will owe Trails, without deduction or set-off of any kind, at least Twenty-Seven Million Five Hundred Seventy-Seven Thousand Dollars ($27,577,000), which is guaranteed by secured guaranties by all of its subsidiaries that are Borrowers; provided that this Section 6.15(a) shall not prohibit loans or advances (or repayments thereof) permitted by Section 8.8.

                 (b) All evidences of secured intercompany indebtednesses, and the security therefore, will on the Closing Date be transferred to Foothill.

          6.16   Reliance by Foothill; Cumulative.  Each warranty and
                 --------------------------------
representation contained in this Agreement automatically shall be deemed repeated with each advance and shall be conclusively presumed to have been relied on by Foothill regardless of any investigation made or information possessed by Foothill. The warranties and representations set forth herein shall be cumulative and in addition to any and all other warranties and representations that Borrower now or hereafter shall give, or cause to be given, to Foothill.

     7.   AFFIRMATIVE COVENANTS
          ---------------------

                 Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than contingent unliquidated Obligations pursuant to Section 11.3), and
                                                            ------------
unless Foothill shall otherwise consent in writing, Borrower shall do all of the following:

          7.1    Accounting System.  Borrower shall maintain a standard and
                 -----------------
modern system of accounting that facilitates preparation of financial statements in accordance with GAAP with ledger and account cards or computer tapes, discs, printouts, and records pertaining to the Collateral which contain information as from time to time may be reasonably requested by Foothill.

          7.2    Collateral Reports.  Borrower shall deliver to Foothill: (i) on
                 ------------------
a daily basis no later than two (2) Business Days after receipt, a listing of the net cash proceeds from sales of portions of the Real Property, collections of principal, interest and other fees on the Accounts, and other business revenues, listed by category, which constitute the payments received by Foothill through the Lock Box, and such other information as Foothill shall request; (ii) no later than the tenth (10th) day of each month during the term of this Agreement, a detailed aging, by total, of the Accounts, a reconciliation statement, and a summary aging, by obligee, of all accounts payable and any book overdraft, status of campground membership sales, operating reports for each campground, and a listing of all pending sales, and the status of each, of portions of the Collateral to be sold as referenced in Schedule 5.4; and (iii) from time to time at such times as Foothill may reasonably require, collection reports, sales journals, invoices, original delivery receipts, customer's purchase orders, and other documentation therefor. Absent such a request by Foothill, copies of all such documentation shall be held by Borrower as custodian for Foothill.

          7.3    Schedules of Accounts.  With such regularity as Foothill shall
                 ---------------------
reasonably require, Borrower shall provide Foothill with schedules describing all Accounts. Foothill's failure to request such schedules or Borrower's failure to execute and deliver such schedules shall not affect or limit Foothill's security interests or other rights in and to the Accounts.

          7.4    Financial Statements, Reports, Certificates.  Borrower agrees
                 -------------------------------------------
to deliver to Foothill: (a) as soon as available, but in any event within thirty
(30) days after the end of each month (unless such month constitutes a fiscal quarter end month, in which such event within forty-five days, or unless such month is a fiscal year end month, in which such event, within ninety days) during each of Borrower's fiscal years, a consolidated balance sheet, income statement, and cash flow statement covering Borrower's operations during such period; and (b) as soon as available, but in any event within ninety (90) days after the end of each of Borrower's fiscal years, consolidated financial statements of Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any event or condition constituting an Event of Default, or that would, with the passage of time or the giving of notice, constitute an Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and cash flow statement, and, if prepared, such accountants' letter to management.

                 Together with the above, Borrower also shall deliver to Foothill Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission, if any, within three (3) days of the date within which the same are filed, or any other report, letter, or other written communication that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the Collateral and financial condition of Borrower.

                 Each month, together with the financial statements provided pursuant to Section 7.4(a), Borrower shall deliver to Foothill a certificate
            --------------
signed by its chief financial officer to the effect that: (i) all financial statements have been prepared consistent with GAAP and fairly present the financial condition of Borrower and all reports, statements, or computer prepared information of any kind or nature delivered or caused to be delivered to Foothill hereunder fairly present the financial condition of Borrower; (ii) Borrower is in timely compliance with all of its covenants and agreements hereunder; (iii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and (iv) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes an Event of Default (or, in each case, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

                 Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrower that Foothill may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding Borrower's business affairs and financial conditions.

          7.5    Tax Returns.  Borrower agrees to deliver to Foothill copies of
                 -----------
each of Borrower's future federal income tax returns, and any amendments thereto, within thirty (30) days of the filing thereof with the Internal Revenue Service.

          7.6    Title to Equipment.  Upon Foothill's request, Borrower
                 ------------------
immediately shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

          7.7    Maintenance of Equipment.  Borrower shall keep and maintain the
                 ------------------------
Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the operating efficiency thereof shall at all times be maintained and preserved consistent with past business practices.

          7.8    Taxes.  All assessments and taxes, whether real, personal, or
                 -----
otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property have been paid, and shall hereafter be paid in full, before delinquency or before the expiration of any extension period. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that Borrower has made such payments or deposits. Notwithstanding the foregoing Borrower shall have the right to contest in good faith any such payment and may during such contest period not pay the contested amounts unless the failure to so pay during the contest period results in an uncurable liability or such contest period extends beyond one year prior to a curtailment of redemption rights or uncurable liability.

          7.9    Insurance.
                 ---------

                 (a) Borrower, at its expense, shall keep the Collateral (exclusive of the Real Property) insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrower also shall maintain business interruption, public liability, and property damage insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation.

                 (b) Borrower will obtain and maintain insurance at the levels and with the coverage as disclosed in the certificates of insurance delivered to Foothill contemporaneously with the execution of this Agreement.

                 (c) All insurance required herein shall be written by companies of recognized financial standing, reasonably satisfactory to Foothill. Such insurance shall be in form reasonably satisfactory to Foothill, shall with respect to hazard insurance and such other insurance as Foothill shall specify, name as the loss payee thereunder Borrower and Foothill, as their interests may appear, and shall contain a California Form 438BFU (NS) mortgagee endorsement, or its local equivalent. Every policy of insurance referred to in this Section shall contain an agreement by the insurer that it will not cancel such policy except after thirty (30) days' prior written notice.

                 (d) Original policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least thirty (30) days prior to the expiration of the existing or preceding policies. Borrower shall give Foothill prompt notice of any casualty loss covered by such insurance and Foothill shall have the exclusive right to adjust all casualty losses which individually exceed Twenty-Five Thousand Dollars ($25,000) and which in the aggregate during any fiscal year exceed Seventy-Five Thousand Dollars ($75,000) and which are payable under any such insurance policies without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy including, but not limited to, the insurance policies mentioned above, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrower under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements or restorations. All restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property to destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, all prepaid premiums shall be applied by Foothill to the payment of the Obligations in such order or form as Foothill shall determine.

                 (e) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 7.9, unless Foothill is included thereon as named insured
           -----------
with the loss payable to Foothill under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Borrower shall immediately notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies shall immediately thereafter be provided to Foothill.

          7.10   Financial Covenants.  Borrower shall maintain:
                 -------------------

                 (a) EBITDA in the amounts set forth below by such dates, measured on a fiscal quarter end basis for the trailing twelve months, of at least:

          September 30, 1996                 $6,250,000

          December 31, 1996                  $6,500,000

          March 31, 1997                     $6,750,000

          June 30, 1997, and
             each quarter end
             thereafter,                     $7,000,000; and

                 (b) Tangible Net Worth (Deficit). Tangible Net Worth (Deficit) of no less than the amounts set forth below by such dates, measured on a fiscal quarter end basis, of no less than:

          September 30, 1996 -
             June 30, 1997                   ($27,500,000)

          September 30, 1997 -
             June 30, 1998                   ($26,000,000)

          September 30, 1998,
             and thereafter                  ($25,000,000)

          7.11   No Setoffs or Counterclaims.  All payments hereunder and under
                 ---------------------------
the other Loan Documents made by or on behalf of Borrower shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

          7.12   Compliance with Laws.  Borrower shall comply with the
                 --------------------
requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the ADA, so as to permit Borrower to uninterruptedly continue to run its business operations at each site of the Real Property and Excluded Real Property.

          7.13   Employee Benefits
                 -----------------

                 (a) Borrower shall deliver to Foothill a written statement by the chief financial officer of Borrower specifying the nature of any of the following events and the actions which Borrower proposes to take with respect thereto promptly, and in any event within ten (10) days of becoming aware of any of them, and when known, any action taken or threatened by the Internal Revenue Service, PBGC, Department of Labor, or other party with respect thereto: (i) an ERISA Event with respect to any Plan; (ii) the incurrence of an obligation to pay additional premium to the PBGC under Section 4006(a)(3)(E) of ERISA with respect to any Plan; and (iii) any lien on the assets of Borrower arising in connection with any Plan.

                 (b) Borrower shall also promptly furnish to Foothill copies prepared or received by Borrower or an ERISA Affiliate of: (i) at the request of Foothill, each annual report (Internal Revenue Service Form 5500 series) and all accompanying schedules, actuarial reports, financial information concerning the financial status of each Plan, and schedules showing the amounts contributed to each Plan by or on behalf of Borrower or its ERISA Affiliates for the most recent three (3) plan years; (ii) all notices of intent to terminate or to have a trustee appointed to administer any Plan; (iii) all written demands by the PBGC under Subtitle D of Title IV of ERISA; (iv) all notices required to be sent to employees or to the PBGC under Section 302 of ERISA or Section 412 of the IRC; (v) all written notices received with respect to a Multiemployer Plan concerning (x) the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA, (y) a termination described in Section 4041A of ERISA, or
(z) a reorganization or insolvency described in Subtitle E of Title IV of ERISA;
(vi) the adoption of any new Plan that is subject to Title IV of ERISA or
Section 412 of the IRC by Borrower or any ERISA Affiliate; (vii) the adoption of any amendment to any Plan that is subject to Title IV of ERISA or Section 412 of the IRC, if such amendment results in a material increase in benefits or Unfunded Benefit Liability; or (viii) the commencement of contributions by Borrower or any ERISA Affiliate to any Plan that is subject to Title IV of ERISA or Section 412 of the IRC.

          7.14   Environmental Condition.
                 -----------------------

                 (a) Borrower shall keep or cause the Real Property and the Excluded Real Property to be kept free of Hazardous Substances and not cause or permit any of the foregoing real property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, produce, or process Hazardous Substances except in compliance with all applicable Acts which, if not complied with, could reasonably be expected to have a material adverse effect on Borrower's uninterruptedly continued business operations at each site of the Real Property and Excluded Real Property.

                 (b) Borrower shall ensure compliance by all owners, operators, and occupants of the Real Property and the Excluded Real Property with all applicable Acts and will ensure that all such owners, operators and occupants obtain and comply with any and all required approvals, registrations, or permits which, if not complied with, could reasonably be expected to have a material adverse effect on Borrower's uninterruptedly continued business operations at each site of the Real Property and Excluded Real Property.

                 (c) Upon the reasonable request of Foothill, not to occur more than once during the term of this Agreement, unless Foothill, acting in good faith, reasonably believes there to be an environmental issue, Borrower shall conduct and complete all investigations, studies, samplings, and testings relative to Hazardous Substances at or affecting the Real Property and the Excluded Real Property. Upon the written request of Foothill, not to occur more than once during the term of this Agreement, unless Foothill, acting in good faith, reasonably believes there to be an environmental issue, Borrower shall provide Foothill at Borrower's sole cost and expense and without any liability to Foothill, with an environmental site assessment or an environmental audit report, or an update of such assessment or report, by an environmental engineering firm acceptable to Foothill, all in scope, form, and content satisfactory to Foothill, to assess with a reasonable degree of certainty the presence or absence of Hazardous Substances and the potential cost in connection with the Remediation of any Hazardous Substances at or related to the Real Property and the Excluded Real Property. Upon demand of Foothill, and at Borrower's sole cost and expense, Borrower shall promptly take all actions to Remediate the Real Property and the Excluded Real Property which are required by federal, state, or local governmental agency or political subdivision or which are reasonably necessary to mitigate a spill or a violation of any Act or to allow the continued use of the Real Property and the Excluded Real Property as historically used. All such work shall be performed by one or more contractors selected by Borrower and approved in advance and in writing by Foothill. Borrower shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases, such actions shall be in accordance with all applicable requirements of all Acts. Any such actions shall be performed in a good, safe, and workmanlike manner and shall minimize any impact on the business or occupation at or near the Real Property and the Excluded Real Property. Borrower shall pay all costs in connection with such investigatory and remedial activities, including but not limited to, all power and utility costs, any and all taxes or fees that may be applicable to such activities. Borrower shall promptly provide to Foothill copies of testing results and reports that are generated in compliance with the above activities. Promptly upon completion of such investigation and Remediation, Borrower shall permanently seal or cap all monitoring wells and test holes to industrial standards and compliance with all Acts, remove all associated equipment, and restore the Real Property and the Excluded Real Property to the condition existing prior to the commencement of Remediation, which shall include, without limitation, the repair of any surface damage, including paving caused by such investigation or Remediation hereunder.

                 (d) The obligations of Borrower and the rights of Foothill with respect to Hazardous Substances are in addition to and not in substitution of the obligations of Borrower and the rights of Foothill under all applicable, federal, state, and local laws, regulations, and ordinances relating to health and safety, and protection of the environment. The obligations of Borrower and the rights of Foothill, notwithstanding anything contained herein or in any other document or agreement which may be construed to the contrary, (i) shall not be subject to any antideficiency laws or protections, if any, (ii) shall survive (y) a non-judicial sale, judicial sale or deed or other transaction in lieu of such sale hereunder, and (z) the repayment of the Obligations. In the event Borrower does not timely perform any of its obligations with respect to Hazardous Substances, Foothill may perform such obligations, but is not obligated to, at the expense of Borrower and such expense shall be added to the Obligations and shall not cure Borrower's breach under this Agreement.

          7.15   Compliance With The ADA.
                 -----------------------

                 (a) Borrower shall promptly provide Foothill with copies of all notices or claims which may be received by Borrower and involving claims made by any individual, entity or governmental agency as to any alleged noncompliance of the Real Property with the requirements of the ADA.

                 (b) Borrower shall observe and comply in all material respects with all obligations and requirements of the ADA as it applies to the Real Property.

          7.16   Post Closing Date Issues.  Within ninety (90) days (unless
                 ------------------------
otherwise provided in Schedule 4.7) of the Closing Date, Borrower shall have completed all of the items set forth in Section 4.7 to the satisfaction of
                                        -----------
Foothill in its sole and absolute discretion.

          7.17   The Real Property.
                 -----------------

                 (a) Borrower shall utilize its best efforts to provide the Mortgages identified on Schedule 7.17(a) to be delivered on a post Closing Date
                        ----------------
basis as expeditiously as possible.

                 (b) Borrower shall use its best efforts to remove of record all Satisfied Indebtedness Liens and to provide Foothill with satisfactory evidence of same.

                 (c) At any time Foothill deems itself insecure, or following an Event of Default, Borrower shall, to the fullest extent permitted at law, and without breaching any provision of a prior Permitted Lien, duly execute and deliver to Foothill Mortgages encumbering the Excluded Property.

          7.18   Certificates of Title.  No later than  5:00 p.m., July 19,
                 ---------------------
1996, Borrower shall cause the approximately 787 vehicle certificates of title, but in no event fewer than 760, to be delivered to Buchalter Nemer Fields & Younger at its Los Angeles offices, duly executed by Trustee and the appropriate Borrower.

     8.   NEGATIVE COVENANTS.
          ------------------

                 Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than contingent unliquidated Obligations pursuant to Section 11.3),
                                                            ------------
Borrower will not do any of the following without Foothill's prior written consent:

          8.1    Indebtedness.  Create, incur, assume, permit, guarantee, or
                 ------------
otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                 (a) Indebtedness evidenced by this Agreement, the Account Note, and the Term Note;

                 (b) Indebtedness set forth in the latest financial statements of Borrower submitted to Foothill on or prior to the Closing Date (other than the Indenture Secured Notes);

                 (c) Indebtedness evidenced by the unsecured senior subordinated notes replacing the Indenture Secured Notes, and the PIK notes issued in connection therewith from time to time;

                 (d)  Indebtedness secured by Permitted Liens;

                 (e) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this Section 8.1 (and continuance or
                                            -----------
renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness;

                 (f) other unsecured indebtedness which in the aggregate does not exceed the sum of Five Hundred Thousand Dollars ($500,000);

                 (g) unsecured indebtedness between Borrowers, and any modifications thereof; and

                 (h) the secured inter-company indebtedness assigned to Foothill as Collateral which is referenced in Section 6.15(a).
                                              ---------------
          8.2    Liens.  Create, incur, assume, or permit to exist, directly or
                 -----
indirectly, any lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under
Section 8.1(e) and so long as the replacement liens secure only those assets or
- --------------
property that secured the original Indebtedness).

          8.3    Restrictions on Fundamental Changes.  Except as contemplated in
                 -----------------------------------
Section 4.1(c), and as otherwise expressly permitted in Section 5.4, enter into
- -------------------                                     -----------
any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, property, or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all of the properties, assets, stock, or other evidence of beneficial ownership of any Person, except that (a) any Borrower may (i) merge into any other Borrower upon thirty (30) days following delivery to Foothill of written notice of the intended merger, and (ii) reincorporate in the State of Delaware upon thirty (30) days following delivery to Foothill of written notice of the intended reincorporation, and (b) Trails may issue shares of its capital stock from time to time.

          8.4    Extraordinary Transactions and Disposal of Assets.  Except as
                 -------------------------------------------------
contemplated in Section 4.1(c) and expressly permitted in Sections 5.4 & 8.3, enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of Borrower's properties or assets.

          8.5    Change Name.  Change Borrower's name (except that Trails may
                 -----------
change its name to Thousand Trails after the merger contemplated in Section
                                                                    -------
4.1(c)), FEIN, corporate structure or identity, or add any new fictitious name.
- ------

          8.6    Guarantee.  Guarantee or otherwise become in any way liable
                 ---------
with respect to the obligations of any Person not a Borrower except by endorsement or instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Foothill.

          8.7    Restructure.  Except as contemplated in Section 4.1(c), and
                 -----------                             --------------
expressly permitted by Section 8.3 make any change in Borrower's financial structure, the principal nature of Borrower's business operations, or the date of its fiscal year.

          8.8    Prepayments.  Except in connection with a refinancing permitted
                 -----------
by Section 8.1(e), prepay any Indebtedness owing to any Person not a Borrower.
   --------------
The foregoing notwithstanding, Borrowers may on an unsecured basis loan and repay monies between themselves from time to time.

          8.9    Change of Control.  Cause, permit, or suffer, directly or
                 -----------------
indirectly, any Change of Control.

          8.10   Capital Expenditures.  Make any capital expenditure, or any
                 --------------------
commitment therefor, in excess of the amounts for each fiscal year set forth below:

                      FY 97             $2,300,000
                      FY 98             $2,300,000
                      FY 99             $2,800,000

          8.11   Distributions.  Except: (i) between Borrowers, or (ii) as
                 -------------
contemplated by the By-Law Amendment attached as Exhibit "D" to the Private Placement Memorandum dated June 28, 1996, as amended, make any distribution or declare or pay any dividends (in cash or in stock) on, or purchase, acquire, redeem, or retire any of Borrower's capital stock, of any class, whether now or hereafter outstanding.

          8.12   Accounting Methods.  Modify or change its method of accounting
                 ------------------
or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

          8.13   Investments.  Directly or indirectly make or acquire any
                 -----------
beneficial interest in (including stock, partnership interest, or other securities of), or make any loan, advance, or capital contribution in excess of One Hundred Thousand Dollars ($100,000) in any fiscal year, to, any Person not a Borrower, except (i) payments as contemplated by the By-Law Amendment referred to in Section 8.11, and (ii) investments in Cash Equivalents.
      ------------

          8.14   Transactions with Affiliates.  Directly or indirectly enter
                 ----------------------------
into or permit to exist any material transaction with any Affiliate of Borrower except for: (i) transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to Borrower than would be obtained in arm's length transaction with a non-Affiliate, or (ii) transactions among Borrowers.

          8.15   Suspension.  Suspend or go out of a substantial portion of its
                 ----------
non-resort business, except as contemplated by Section 5.4.
                                               -----------
          8.16   Compensation.  Except with respect to the enterprise bonus paid
                 ------------
and still payable to William Shaw, increase the annual fee or per-meeting fees paid to directors during any year by more than fifteen percent (15%) over the prior year; pay or accrue total cash compensation, during any year, to officers and senior management employees in an aggregate amount in excess of one hundred fifteen percent (115%) of that paid or accrued in the prior year, exclusive of severance payments.

          8.17   Use of Proceeds.  Use the proceeds of the advances made
                 ---------------
hereunder for any purpose other than: (a) on the Closing Date, to pay such sums as are necessary to defease the Indenture Secured Notes and all accrued fees and expenses owing to the Trustee; (b) to pay transactional fees, costs and expenses incurred in connection with this Agreement; and (c) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

     9.   EVENTS OF DEFAULT.
          -----------------

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          9.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations);

          9.2 If Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Foothill: the foregoing notwithstanding, should Borrower breach its covenants set forth in Sections 4.7 and 7.16, Foothill shall not
                                  ---------------------
declare an Event of Default, but shall be entitled to collect the Covenant Fee during such time as the violation of the covenant exists and continues;

          9.3 If Borrower fails or neglects to perform, keep, or observe any term, provision, condition, or agreement contained in the Mortgages;

          9.4 If there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Foothill or a material impairment of the value or priority of Foothill's security interests in the Collateral;

          9.5 If any material portion of Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

          9.6    If an Insolvency Proceeding is commenced by Borrower;

          9.7 If an Insolvency Proceeding is commenced against Borrower and any of the following events occur: (a) Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within forty-five (45) calendar days of the date of the filing thereof; provided, however, that, during the pendency of
                                --------  -------
such period, Foothill shall be relieved of its obligation to make additional advances hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower; or (e) an order for relief shall have been issued or entered therein;

          9.8 If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          9.9 If a notice of lien, levy, or assessment in an amount in excess of One Hundred Thousand Dollars ($100,000)(any amount equal to or less than One Hundred Thousand Dollars ($100,000) will decrease the Revolving Maximum Amount by such amount for so long as such lien is outstanding) is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Borrower's properties or assets and the same is not paid on the payment date thereof;

          9.10 If a judgment or other claim in an amount in excess of One Hundred Thousand Dollars ($100,000)(any amount equal to or less than One Hundred Thousand Dollars ($100,000) will decrease the Revolving Maximum Amount by such amount for so long as such lien is outstanding and not sufficiently bonded) becomes a lien or encumbrance upon any material portion of Borrower's properties or assets;

          9.11 If there is a default in any material agreement to which Borrower is a party with one or more third Persons resulting in a right by such third Persons, irrespective of whether exercised, to accelerate the maturity of Borrower's obligations thereunder;

          9.12 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

          9.13 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by Borrower or any officer, employee, agent, or director of Borrower, or if any such warranty or representation is withdrawn;

          9.14 If (a) with respect to any Plan, there shall occur any of the following which could reasonably be expected to have a material adverse effect on the financial condition of Borrower: (i) the violation of any of the provisions of ERISA; (ii) the loss by a Plan intended to be a Qualified Plan of its qualification under Section 401(a) of the IRC; (iii) the incurrence of liability under Title IV of ERISA; (iv) a failure to make full payment when due of all amounts which, under the provisions of any Plan or applicable law, Borrower or any ERISA Affiliate is required to make; (v) the filing of a notice of intent to terminate a Plan under Sections 4041 or 4041A of ERISA; (vi) a complete or partial withdrawal of Borrower or an ERISA Affiliate from any Plan;
(vii) the receipt of a notice by the plan administrator of a Qualified Plan that the PBGC has instituted proceedings to terminate such Plan or appoint a trustee to administer such Plan; (viii) a commencement or increase of contributions to, or the adoption of or the amendment of, a Plan; and (ix) the assessment against Borrower or any ERISA Affiliate of a tax under Section 4980B of the IRC; or (b) the Unfunded Benefit Liability of all of the Plans of Borrower and its ERISA Affiliates shall, in the aggregate, exceeds One Hundred Thousand Dollar ($100,000).

          9.15 If: (a) there shall occur during any consecutive twelve month period, one or more uninsured losses, thefts, damage or destruction of the Real Property, or any part thereof, which individually exceed One Hundred Thousand Dollars ($100,000) or which have an aggregate value in excess of One Million Dollars ($1,000,000) inclusive of Borrower's deductible; or (b) an event of default shall occur under any prior Permitted Lien, if any, on the Real Property.

     10.  FOOTHILL'S RIGHTS AND REMEDIES.
          ------------------------------

          10.1   Rights and Remedies.  Upon the occurrence of an Event of
                 -------------------
Default, and, except with respect to the exercised remedy of the appointment and service of a receiver, during the continuance of an Event of Default, Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                 (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                 (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

                 (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill to make advances, but without affecting Foothill's rights and security interests in the Collateral and without affecting the Obligations;

                 (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit Borrower's loan account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

                 (e) Without notice to or demand upon Borrower, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Collateral if Foothill so requires, and to make the Collateral available to Foothill as Foothill may designate. Borrower authorizes Foothill to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

                 (f) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Foothill (including any amounts received in the Lock Boxes), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Foothill;

                 (g) Hold, as cash collateral, and apply in accordance herewith, any and all balances and deposits of Borrower held by Foothill, and any amounts received in the Lock Boxes, against the Obligations unless such application is in violation of law or could adversely effect the full and complete exercise of all of Foothill's rights and remedies, in which such events Foothill shall hold, as cash collateral such sums to secure the full and final repayment of all of the Obligations;

                 (h) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein or in the Mortgages) the Collateral. Foothill is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

                 (i) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                 (j) Foothill shall give notice of the disposition of the Collateral as follows:

                      (1) Foothill shall give Borrower and each holder of a security interest in the Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                      (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 13, at least ten (10) days
                                            ----------
before the date fixed for the sale, or at least ten (10) days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Foothill;

                      (3) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                 (k)  Foothill may credit bid and purchase at any public sale;
and

                 (l) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrower.

          10.2   Remedies Cumulative.  Foothill's rights and remedies under this
                 -------------------
Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

          10.3   Foreclosure Not A Discharge.  Foreclosure shall not operate
                 ---------------------------
as a discharge to Borrower's Obligations to Foothill as to Hazardous Substances and the indemnity provisions in Section 11; and in the event Borrower tenders a deed in lieu of foreclosure for all or part of the Real Property, Borrower shall deliver such property to Foothill (or its designee) free of any and all Hazardous Substances which require Remediation. The indemnity provisions in
Section 11 shall not be discharged or affected in any way by foreclosure or by
- ----------
Foothill's acceptance of a deed in lieu thereof, and the same shall continue for a period equal to the longest living child born in Los Angeles County on January 1, 1994, plus twenty-one (21) years.

     11.  WAIVERS; INDEMNIFICATION.
          ------------------------

          11.1   Demand; Protest; etc.  Borrower waives demand, protest, notice
                 --------------------
of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

          11.2   Foothill's Liability for Collateral.  So long as Foothill
                 -----------------------------------
complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

          11.3   Indemnification.  Borrower agrees to defend, indemnify, save,
                 ---------------
and hold all Indemnified Persons harmless against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other Person arising out of or relating to the transactions contemplated by this Agreement or any other Loan Document including, but not limited to, those claimed by any broker or finder, and (b) all Losses, and (c) all Losses (including attorneys' fees) suffered or incurred by any Indemnified Person, regardless of negligence, whether as a holder of security interests in Real Property, as mortgagee in possession, or as successor in interest to Borrower as owner of the Real Property by virtue of foreclosure or acceptance of a deed or other transaction in lieu of foreclosure, or after partial or total reconveyance of the mortgage, arising from, in respect of, as a consequence of (whether foreseeable or unforeseeable) or in connection with the use, storage, disposal, generation, transportation, spill, or treatment of any Hazardous Substances at or related to the Real Property and the Excluded Real Property whether or not originating or emanating from the Real Property and the Excluded Real Property. Such indemnification shall not extend to the gross negligence or willful misconduct of any Indemnified Person. This provision shall survive the termination of this Agreement.

     12.  TAXES AND EXPENSES REGARDING THE COLLATERAL.
          -------------------------------------------

                 If Borrower fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or otherwise) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement or the Mortgages, then, to the extent that Foothill determines that such failure by Borrower could have a material adverse effect on Foothill's interests in the Collateral, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following:
(a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's loan account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 7.9, and take any action with respect to such
                         -----------
policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     13.  NOTICES.
          -------

                 Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to Borrower (only one notice need be given with respect to all Borrowers) or to Foothill, as the case may be, at its address set forth below:

   If to Borrower:  USTrails Inc.

                      2711 LBJ Freeway, Suite 200
                      Dallas, Texas 75234
                      Attn.: Chief Financial Officer
                      Telefacsimile No. (214) 488-5008

   If to Foothill:  FOOTHILL CAPITAL CORPORATION

                      11111 Santa Monica Boulevard
                      Suite 1500
                      Los Angeles, California 90025-3333
                      Attn.:  Business Finance Division
                      Manager
                      Telefacsimile No. (310) 479-2690

                 The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 13, other
                                                               ----------
than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three
(3) days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method set forth above.

     14.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
          ------------------------------------------

                 THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
                                                                      -------
14.  BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL
- --
OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     15.  DESTRUCTION OF BORROWER'S DOCUMENTS.
          ------------------------------------

                 All documents (exclusive of original Accounts and original evidences of Collateral), schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill four (4) months after they are delivered to or received by Foothill, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return. Foothill shall keep all of the confidential information of Borrower confidential in accordance with the standards applied to its own confidential information, except that it may share such information to other financial institutions who may be acquiring a participation interest in the financing contemplated hereby and who agree to keep such information confidential.

     16.  GENERAL PROVISIONS.
          ------------------

          16.1   Effectiveness.  This Agreement shall be binding and deemed
                 -------------
effective when executed by Borrower and Foothill.

          16.2   Successors and Assigns.  This Agreement shall bind and inure to
                 ----------------------
the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or
- --------  -------
duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by

Foothill shall release Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third Person.

          16.3   Section Headings.  Headings and numbers have been set forth
                 ----------------
herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          16.4   Interpretation.  Neither this Agreement nor any uncertainty or
                 --------------
ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          16.5   Severability of Provisions.  Each provision of this Agreement
                 --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          16.6   Amendments in Writing.  This Agreement can only be amended by
                 ---------------------
a writing signed by both Foothill and Borrower.

          16.7   Counterparts; Telefacsimile Execution.  This Agreement may be
                 -------------------------------------
executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          16.8   Revival and Reinstatement of Obligations.  If the incurrence or
                 ----------------------------------------
payment of the Obligations by Borrower or the transfer by such parties to Foothill of any property of any such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          16.9   Lending Relationship.  Nothing contained in the this Agreement
                 --------------------
or any of the other Loan Documents shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture, or any association between Borrower and Foothill, it being expressly understood and agreed that nothing contained in this Agreement or the other Loan Documents shall be deemed to create any relationship between Borrower and Foothill other than the relationship of borrower and lender.

          16.10  Joint and Several Liability of Borrower.  The liability of each
                 ---------------------------------------
Borrower to Foothill is joint and several, and the relationships between them, for purposes of the provisions of this Agreement only, shall be considered a combination for a business purpose within the meaning of California Corporate Code Sections 15,000 et seq.

          16.11  Third Party Beneficiaries.  This Agreements made and entered
                 -------------------------
into for the sole protection and benefit of the signatories and their permitted successors and assigns.

          16.12  Further Assurances with Respect to the Real Property.  With
                 ----------------------------------------------------
respect to items of Real Property for which Mortgages have been executed prior to the Closing Date and for which title insurance is not being provided on the Closing Date, Foothill and Borrower shall amend such Mortgages to reflect the correct legal descriptions of the Real Property covered thereby after receipt of the title policies therefor.

          16.13  Integration.  This Agreement, together with the other Loan
                 -----------
Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                                        "Foothill"

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By:     s/ Patricia McLoughlin
                                           ---------------------------------
                                        Title:  Senior Vice President
                                              ------------------------------

                                        "Borrower"


                                        USTRAILS INC.
                                        a Nevada corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                                        NATIONAL AMERICAN CORPORATION
                                        a Nevada corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                                        THOUSAND TRAILS, INC.
                                        a Washington corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        THOUSAND TRAILS (CANADA) INC.,
                                        a British Columbian corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        TT OFFSHORE, LTD.,
                                        a Virginia corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        BEECH MOUNTAIN LAKES CORPORATION,
                                        a Pennsylvania corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        CAROLINA LANDING CORPORATION,
                                        a South Carolina corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        CARRIAGE MANOR CORPORATION,
                                        a North Carolina corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                                        CB RESORT CORPORATION,
                                        a Massachusetts corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        CHEROKEE LANDING CORPORATION,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        CHIEF CREEK CORPORATION,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        DIXIE RESORT CORPORATION,
                                        a Mississippi corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        FOXWOOD CORPORATION,
                                        a South Carolina corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        GL LAND DEVELOPMENT CORPORATION,
                                        an Oklahoma corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                                        INDIAN LAKES WILDERNESS PRESERVE
                                        CORPORATION,
                                        an Indiana corporation

                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        JEFFERSON RESORT CORPORATION,
                                        a Missouri corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        LAKE ROYALE CORPORATION,
                                        a North Carolina corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        LAKE TANSI VILLAGE, INC.,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        LML RESORT CORPORATION,
                                        an Alabama corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        NACO WEST CORPORATION,
                                        a Washington corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------

                                        Title:  Vice President
                                              ------------------------------


                                        NATCHEZ TRACE WILDERNESS PRESERVE
                                        CORPORATION,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        QUAIL HOLLOW PLANTATION CORPORATION,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        QUAIL HOLLOW VILLAGE, INC.,
                                        a Pennsylvania corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        RECREATION LAND CORPORATION,
                                        a Pennsylvania corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        RECREATION PROPERTIES, INC.,
                                        a Mississippi corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        RESORT LAND CORPORATION,
                                        an Arkansas corporation

                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        SHOREWOOD CORPORATION,
                                        a Georgia corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        TANSI RESORT, INC,
                                        a Tennessee corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        LAKE TANSI VILLAGE, INC.,
                                        a Delaware corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        THE KINSTON CORPORATION,
                                        a South Carolina corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        THE VILLAS OF HICKORY HILLS, INC.,
                                        a Mississippi corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        VIRGINIA LANDING CORPORATION,
                                        a Virginia corporation

                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                                        WESTERN FUN CORPORATION,
                                        a Texas corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        WESTWIND MANOR CORPORATION,
                                        a Texas corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        WOLF RUN MANOR CORPORATION,
                                        a Pennsylvania corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------


                                        UST WILDERNESS MANAGEMENT CORPORATION,
                                        a Nevada corporation


                                        By:     s/ Harry J. White, Jr.
                                           ---------------------------------
                                        Title:  Vice President
                                              ------------------------------

                               SCHEDULES OMITTED





                                      61